


                                                 Jersey Central Power & Light Company and Subsidiary Company    Exhibit F-2
                                                                 Consolidating Balance Sheet
                                                                     December 31, 1996
                                                                        (In Thousands)
                                                  Jersey Central Power
                                                     & Light Company
                                                     and Subsidiary     Eliminations      Jersey Central        JCP&L
                                                        Company              and          Power & Light       Preferred
                                                      Consolidated       Adjustments         Company        Capital, Inc.
 ASSETS
 Utility Plant:
    In service, at original cost                      $4,528,676                          $4,528,676
    Less, accumulated depreciation                     1,811,620                           1,811,620
       Net utility plant in service                    2,717,056                           2,717,056
    Construction work in progress                        106,512                             106,512
    Other, net                                           111,116                             111,116
       Net utility plant                               2,934,684                           2,934,684

 Other Property and Investments:
    Common stock of subsidiary                              -             $ 17,079 (A)        17,079
    Nuclear decommissioning trusts                       278,342                             278,342
    Nuclear fuel disposal trust                          101,661                             101,661
    Other, net                                             8,305                               8,305
       Total other property and investments              388,308            17,079           405,387

 Current Assets:
    Cash and temporary cash investments                    1,321                               1,320          $      1
    Special deposits                                       6,939                               6,939
    Accounts receivable:
       Customers, net                                    135,655                             135,655
       Other                                              33,228            13,470 (B)        33,228            13,470
    Unbilled revenues                                     56,522                              56,522
    Materials and supplies, at average cost or less:
       Construction and maintenance                       92,761                              92,761
       Fuel                                               19,257                              19,257
    Deferred income taxes                                 22,509                              22,509
    Prepayments                                           21,150                              21,150
       Total current assets                              389,342            13,470           389,341            13,471

 Deferred Debits and Other Assets:
    Regulatory assets:
      Income taxes recoverable through future rates      142,726                             142,726
      Nonutility generation contract buyout costs        139,000                             139,000
      Three Mile Island Unit 2 deferred costs            126,448                             126,448
      Unamortized property losses                         94,767                              94,767
      Other                                              326,620                             326,620
       Total regulatory assets                           829,561                             829,561
    Deferred income taxes                                138,903                             138,903
    Other                                                 29,121           128,866 (C)        29,121           128,866
       Total deferred debits and other assets            997,585           128,866           997,585           128,866

       Total Assets                                   $4,709,919          $159,415        $4,726,997          $142,337



 The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -1-


                                                 Jersey Central Power & Light Company and Subsidiary Company     Exhibit F-2
                                                                 Consolidating Balance Sheet
                                                                     December 31, 1996
                                                                       (In Thousands)
                                                   Jersey Central Power
                                                      & Light Company
                                                      and Subsidiary     Eliminations      Jersey Central        JCP&L
                                                         Company              and          Power & Light       Preferred
                                                      Consolidated       Adjustments         Company         Capital, Inc.
 LIABILITIES AND CAPITAL
 Capitalization:
    Common stock                                       $  153,713          $      1 (A)    $  153,713          $      1
    Capital surplus                                       510,769            16,753 (A)       510,769            16,753
    Retained earnings                                     825,001               325 (A)       825,001               325
       Total common stockholder's equity                1,489,483            17,079         1,489,483            17,079
    Cumulative preferred stock:
      With mandatory redemption                           114,000                             114,000
      Without mandatory redemption                         37,741                              37,741
    Company-obligated mandatorily redeemable
      preferred securities                                125,000                                               125,000
    Long-term debt                                      1,173,091           128,866 (C)     1,301,957
       Total capitalization                             2,939,315           145,945         2,943,181           142,079

 Current Liabilities:
    Securities due within one year                        110,075                             110,075
    Notes payable                                          31,800                              31,800
    Obligations under capital leases                       96,150                              96,150
    Accounts payable                                      166,019            13,470 (B)       179,489
    Taxes accrued                                           2,063                               1,805               258
    Deferred energy credits                                15,559                              15,559
    Interest accrued                                       28,350                              28,350
    Other                                                  80,195                              80,195
       Total current liabilities                          530,211            13,470           543,423               258

 Deferred Credits and Other Liabilities:
    Deferred income taxes                                 664,440                             664,440
    Unamortized investment tax credits                     59,893                              59,893
    Three Mile Island Unit 2 future costs                 107,652                             107,652
    Nuclear fuel disposal fee                             127,543                             127,543
    Regulatory liabilities                                 33,250                              33,250
    Other                                                 247,615                             247,615
       Total deferred credits and other liabilities     1,240,393              -            1,240,393              -

       Total Liabilities and Capital                   $4,709,919          $159,415        $4,726,997          $142,337



 The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -2-



                                         Jersey Central Power & Light Company and Subsidiary Company    Exhibit F-2
                                                       Consolidating Statement of Income
                                                     For the Year Ended December 31, 1996
                                                            (In Thousands)
                                          Jersey Central Power
                                             & Light Company
                                             and Subsidiary      Eliminations     Jersey Central        JCP&L
                                                Company               and         Power & Light       Preferred
                                             Consolidated        Adjustments         Company        Capital, Inc.
 Operating Revenues                            $2,057,918                            $2,057,918

 Equity in Earnings of Subsidiary                    -              $  924 (A)              924

 Operating Expenses:
    Fuel                                          101,357                               101,357
    Power purchased and interchanged:
      Affiliates                                   27,058                                27,058
      Other                                       589,396                               589,396
    Deferral of energy and capacity costs, net     19,441                                19,441
    Other operation and maintenance               556,086                               556,086
    Depreciation and amortization                 207,309                               207,309
    Taxes, other than income taxes                228,885                               228,885
         Total operating expenses               1,729,532              -              1,729,532

 Operating Income Before Income Taxes             328,386              924              329,310
    Income taxes                                   71,080             (498)(B)           70,582
 Operating Income                                 257,306            1,422              258,728

 Other Income and Deductions:
    Allowance for other funds used
      during construction                           1,536                                 1,536
    Other income, net                               7,202           12,204 (C)            7,284           $12,122
    Income taxes                                   (3,357)            (498)(B)           (3,357)             (498)
         Total other income and deductions          5,381           11,706                5,463            11,624

 Income Before Interest Charges and
   Dividends on Preferred Securities              262,687           13,128              264,191            11,624

 Interest Charges and Dividends
   on Preferred Securities:
    Interest on long-term debt                     89,648                                89,648
    Other interest                                 11,147           12,204 (C)           23,351
    Allowance for borrowed funds used
      during construction                          (5,111)                               (5,111)
    Dividends on company-obligated mandatorily
      redeemable preferred securities              10,700                                                  10,700
         Total interest charges and dividends
           on preferred securities                106,384           12,204              107,888            10,700
 Net Income                                    $  156,303          $   924 (A)       $  156,303           $   924


 The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -3-


                                                 Jersey Central Power & Light Company and Subsidiary Company   Exhibit F-2
                                                         Consolidating Statement of Retained Earnings
                                                            For the Year Ended December 31, 1996
                                                                        (In Thousands)
                                                  Jersey Central Power
                                                     & Light Company
                                                     and Subsidiary      Eliminations     Jersey Central        JCP&L
                                                        Company               and         Power & Light       Preferred
                                                      Consolidated        Adjustments         Company       Capital, Inc.


 Balance at beginning of year                          $ 816,770            $  389          $ 816,770            $ 389


    Net income                                           156,303               924            156,303              924


    Cash dividends declared on common stock             (135,000)             (988)          (135,000)            (988)


    Cash dividends on cumulative preferred stock         (13,072)                             (13,072)


    Other adjustments, net



 Balance at end of year                                $ 825,001            $  325          $ 825,001            $ 325



 The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -4-


                                                       Jersey Central Power & Light Company and Subsidiary Company      Exhibit F-2
                                                                  Consolidating Statement of Cash Flows
                                                                   For the Year Ended December 31, 1996
                                                                              (In Thousands)
                                                           Jersey Central Power
                                                              & Light Company
                                                              and Subsidiary     Eliminations      Jersey Central        JCP&L
                                                                 Company              and          Power & Light       Preferred
                                                              Consolidated       Adjustments         Company         Capital, Inc.
 Operating Activities:
   Net income                                                   $ 156,303           $   924         $ 156,303         $     924
   Adjustments to reconcile income to cash provided:
     Equity in earnings of subsidiary                                -                 (924)             (924)
     Depreciation and amortization                                217,225                             217,225
     Amortization of property under capital leases                 28,339                              28,339
     Voluntary enhanced retirement programs                        62,909                              62,909
     Nuclear outage maintenance costs, net                        (15,392)                            (15,392)
     Deferred income taxes and investment tax credits, net          4,056                               4,056
     Deferred energy and capacity costs, net                       19,436                              19,436
     Accretion income                                             (11,610)                            (11,610)
     Allowance for other funds used during construction            (1,536)                             (1,536)
   Changes in working capital:
     Receivables                                                   24,402                              24,329                73
     Materials and supplies                                         2,624                               2,624
     Special deposits and prepayments                                 138                                 138
     Payables and accrued liabilities                             (93,952)                            (93,943)               (9)
     Due to/from affiliates                                        20,290                              20,290
   Nonutility generation contract buyout costs                    (65,000)                            (65,000)
   Other, net                                                      (6,334)                             (6,334)
           Net cash provided by operating activities              341,898               -             340,910               988

 Investing Activities:
   Cash construction expenditures                                (199,823)                           (199,823)
   Contributions to decommissioning trusts                        (18,004)                            (18,004)
   Other, net                                                     (10,253)                            (10,253)
           Net cash used for investing activities                (228,080)              -            (228,080)              -

 Financing Activities:
   Issuance of long-term debt                                      79,550                              79,550
   Increase in notes payable, net                                  31,000                              31,000
   Retirement of long-term debt                                   (25,710)                            (25,710)
   Capital lease principal payments                               (29,763)                            (29,763)
   Redemption of preferred stock                                  (20,000)                            (20,000)
   Dividends paid on preferred stock                              (13,496)                            (13,496)
   Dividends paid on common stock                                (135,000)                           (135,000)
   Dividends paid on common stock - Internal                         -                                    988              (988)
           Net cash required by financing activities             (113,419)              -            (112,431)             (988)

 Net increase in cash and temporary cash
    investments from above activities                                 399                                 399
 Cash and temporary cash investments, beginning of year               922               -                 921                 1
 Cash and temporary cash investments, end of year               $   1,321           $   -           $   1,320         $       1

 Supplemental Disclosure:
   Interest paid                                                $ 106,264           $12,204         $ 107,768         $  10,700
   Income taxes paid                                            $  90,960                           $  90,452         $     508
   New capital lease obligations incurred                       $  32,694                           $  32,694


 The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -5-



                                                    Metropolitan Edison Company and Subsidiary Companies         Exhibit F-2
                                                               Consolidating Balance Sheet
                                                                    December 31, 1996
                                                                      (In Thousands)
                                                      Metropolitan
                                                     Edison Company
                                                     and Subsidiary   Eliminations      Metropolitan       Met-Ed      York Haven
                                                        Companies          and             Edison         Preferred       Power
                                                      Consolidated     Adjustments         Company      Capital, Inc.    Company
 ASSETS
 Utility Plant:
    In service, at original cost                       $2,297,100                        $2,280,080                       $17,020
    Less, accumulated depreciation                        841,398                           835,821                         5,577
       Net utility plant in service                     1,455,702                         1,444,259                        11,443
    Construction work in progress                          98,171                            95,844                         2,327
    Other, net                                             31,000                            31,000
       Net utility plant                                1,584,873                         1,571,103                        13,770

 Other Property and Investments:
    Common stock of subsidiaries                             -           $ 26,555 (A)        26,555
    Nuclear decommissioning trusts                        131,475                           131,475
    Other, net                                             11,261                            11,261
       Total other property and investments               142,736          26,555           169,291

 Current Assets:
    Cash and temporary cash investments                     1,901                             1,900        $      1
    Special deposits                                        1,052                             1,052
    Accounts receivable:
       Customers, net                                      61,522                            61,522
       Other                                               17,368          11,280 (B)        17,222          10,804           622
    Unbilled revenues                                      27,019                            27,019
    Materials and supplies, at average cost or less:
       Construction and maintenance                        39,739                            39,739
       Fuel                                                11,026                            11,026
    Deferred income taxes                                   7,073                             7,073
    Prepayments                                            17,254                            17,254
       Total current assets                               183,954          11,280           183,807          10,805           622

 Deferred Debits and Other Assets:
    Regulatory assets:
      Income taxes recoverable through future rates       174,636                           174,690                           (54)
      Three Mile Island Unit 2 deferred costs             144,782                           144,782
      Nonutility generation contract buyout costs          86,781                            86,781
      Other                                                56,184                            56,184
       Total regulatory assets                            462,383                           462,437                           (54)
    Deferred income taxes                                  85,169                            85,178                            (9)
    Other                                                  13,863         103,093 (C)        13,863         103,093
       Total deferred debits and other assets             561,415         103,093           561,478         103,093           (63)

       Total Assets                                    $2,472,978        $140,928        $2,485,679        $113,898       $14,329


 The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -6-



                                                          Metropolitan Edison Company and Subsidiary Companies     Exhibit F-2
                                                                       Consolidating Balance Sheet
                                                                            December 31, 1996
                                                                             (In Thousands)
                                                      Metropolitan
                                                     Edison Company
                                                     and Subsidiary   Eliminations    Metropolitan      Met-Ed        York Haven
                                                        Companies          and           Edison        Preferred         Power
                                                      Consolidated     Adjustments       Company     Capital, Inc.      Company
 LIABILITIES AND CAPITAL
 Capitalization:
    Common stock                                       $   66,273        $  1,164 (A)  $   66,273       $      1         $ 1,163
    Capital surplus                                       370,200          16,312 (A)     370,200         13,402           2,910
    Retained earnings                                     264,044           9,079 (A)     264,044             53           9,026
       Total common stockholder's equity                  700,517          26,555         700,517         13,456          13,099
    Cumulative preferred stock                             12,056                          12,056
    Company-obligated mandatorily redeemable
      preferred securities                                100,000                                        100,000
    Long-term debt                                        563,252         103,093 (C)     666,345
       Total capitalization                             1,375,825         129,648       1,378,918        113,456          13,099

 Current Liabilities:
    Securities due within one year                         40,020                          40,020
    Notes payable                                          50,667                          50,667
    Obligations under capital leases                       29,964                          29,964
    Accounts payable                                      117,413          11,280 (B)     128,691                              2
    Taxes accrued                                          11,222                          10,726            442              54
    Interest accrued                                       18,279                          18,278                              1
    Other                                                  45,825                          45,825
       Total current liabilities                          313,390          11,280         324,171            442              57

 Deferred Credits and Other Liabilities:
    Deferred income taxes                                 401,104                         400,016                          1,088
    Three Mile Island Unit 2 future costs                 215,204                         215,204
    Unamortized investment tax credits                     31,584                          31,536                             48
    Nuclear fuel disposal fee                              28,811                          28,811
    Regulatory liabilities                                 25,981                          25,944                             37
    Other                                                  81,079                          81,079
       Total deferred credits and other liabilities       783,763            -            782,590           -              1,173

       Total Liabilities and Capital                   $2,472,978        $140,928      $2,485,679       $113,898         $14,329


 The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -7-



                                                          Metropolitan Edison Company and Subsidiary Companies      Exhibit F-2
                                                                    Consolidating Statement of Income
                                                                  For the Year Ended December 31, 1996
                                                                             (In Thousands)
                                             Metropolitan
                                            Edison Company
                                            and Subsidiary     Eliminations      Metropolitan         Met-Ed          York Haven
                                               Companies            and             Edison           Preferred           Power
                                            Consolidated       Adjustments         Company        Capital, Inc.        Company
 Operating Revenues                            $910,408            $6,745 (A)      $910,307                              $6,846

 Equity in Earnings of Subsidiaries                -                1,818 (B)         1,818

 Operating Expenses:
    Fuel                                         93,881                              93,881
    Power purchased and interchanged:
      Affiliates                                 20,724             6,745 (A)        27,469
      Other                                     209,831                             209,831
    Deferral of energy costs, net                  (448)                               (448)
    Other operation and maintenance             249,993                             245,637                               4,356
    Depreciation and amortization                98,364                              97,829                                 535
    Taxes, other than income taxes               61,319                              61,026                                 293
         Total operating expenses               733,664             6,745           735,225                               5,184

 Operating Income Before Income Taxes           176,744             1,818           176,900                               1,662
    Income taxes                                 49,844              (409)(C)        48,770                                 665
 Operating Income                               126,900             2,227           128,130                                 997

 Other Income and Deductions:
    Allowance for other funds used
      during construction                           540                                 482                                  58
    Other income, net                             1,220            10,258 (D)         1,306           $10,169                 3
    Income taxes                                   (489)             (409)(C)          (489)             (409)
         Total other income and deductions        1,271             9,849             1,299             9,760                61

 Income Before Interest Charges and
   Dividends on Preferred Securities            128,171            12,076           129,429             9,760             1,058

 Interest Charges and Dividends
   on Preferred Securities:
    Interest on long-term debt                   45,373                              45,373
    Other interest                                5,436            10,258 (D)        15,694
    Allowance for borrowed funds used
      during construction                          (705)                               (705)
    Dividends on company-obligated mandatorily
      redeemable preferred securities             9,000                                                 9,000
         Total interest charges and dividends
           on preferred securities               59,104            10,258            60,362             9,000               -
 Net Income                                    $ 69,067           $ 1,818 (B)      $ 69,067           $   760            $1,058


 The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -8-



                                                          Metropolitan Edison Company and Subsidiary Companies       Exhibit F-2
                                                              Consolidating Statement of Retained Earnings
                                                                  For the Year Ended December 31, 1996
                                                                             (In Thousands)
                                                     Metropolitan
                                                    Edison Company
                                                    and Subsidiary   Eliminations    Metropolitan       Met-Ed        York Haven
                                                       Companies          and           Edison         Preferred         Power
                                                     Consolidated     Adjustments       Company      Capital, Inc.      Company

 Balance at beginning of year                        $ 248,434         $ 8,582       $ 248,434           $ 614         $ 7,968


    Net income                                          69,067           1,818          69,067             760           1,058


    Cash dividends declared on common stock            (60,000)         (1,321)        (60,000)         (1,321)


    Cash dividends on cumulative preferred stock          (944)                           (944)


    Net unrealized gain on investments                   4,027                           4,027


    Gain on preferred stock reacquisition                3,722                           3,722


    Other adjustments, net                                (262)                           (262)



 Balance at end of year                              $ 264,044         $ 9,079       $ 264,044          $   53         $ 9,026


 The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                            -9-



                                                           Metropolitan Edison Company and Subsidiary Companies      Exhibit F-2
                                                                  Consolidating Statement of Cash Flows
                                                                  For the Year Ended December 31, 1996
                                                                             (In Thousands)
                                                            Metropolitan
                                                           Edison Company
                                                           and Subsidiary   Eliminations   Metropolitan     Met-Ed     York Haven
                                                              Companies          and          Edison       Preferred      Power
                                                           Consolidated     Adjustments      Company     Capital, Inc.   Company
 Operating Activities:
   Net income                                               $  69,067         $ 1,818       $  69,067      $     760     $ 1,058
   Adjustments to reconcile income to cash provided:
     Equity in earnings of subsidiaries                          -             (1,818)         (1,818)
     Depreciation and amortization                            104,820                         104,330                        490
     Amortization of property under capital leases             15,704                          15,704
     Voluntary enhanced retirement programs                    26,204                          26,204
     Nuclear outage maintenance costs, net                      6,215                           6,215
     Deferred income taxes and investment tax credits, net     25,168                          25,090                         78
     Deferred energy costs, net                                  (448)                           (448)
     Allowance for other funds used during construction          (540)                           (482)                       (58)
   Changes in working capital:
     Receivables                                                6,281                           5,779            547         (45)
     Materials and supplies                                    (1,611)                         (1,611)
     Special deposits and prepayments                         (10,501)                        (10,501)
     Payables and accrued liabilities                         (33,368)                        (33,268)           (60)        (40)
     Due to/from affiliates                                    17,863                          17,863
   Nonutility generation contract buyout costs                (43,318)                        (43,318)
   Other, net                                                 (15,964)                        (15,964)
           Net cash provided by operating activities          165,572             -           162,842          1,247       1,483

 Investing Activities:
   Cash construction expenditures                             (76,660)                        (74,615)                    (2,045)
   Contributions to decommissioning trusts                    (17,057)                        (17,057)
   Other, net                                                  (1,087)                         (1,087)
           Net cash used for investing activities             (94,804)            -           (92,759)           -        (2,045)

 Financing Activities:
   Increase in notes payable, net                              28,277                          28,277
   Retirement of long-term debt                               (15,019)                        (15,019)
   Capital lease principal payments                           (15,171)                        (15,171)
   Redemption of preferred stock                               (7,820)                         (7,820)
   Dividends paid on preferred stock                             (944)                           (944)
   Dividends paid on common stock                             (60,000)                        (60,000)
   Dividends paid on common stock - Internal                     -                              1,321         (1,321)
   Capital stock paid-in capital                                 -                                (50)                        50
           Net cash provided (required) by                    (70,677)            -           (69,406)        (1,321)         50
               financing activities

 Net increase (decrease) in cash and temporary cash
    investments from above activities                              91                             677            (74)       (512)
 Cash and temporary cash investments, beginning of year         1,810                           1,223             75         512
 Cash and temporary cash investments, end of year           $   1,901         $   -         $   1,900      $       1     $    -

 Supplemental Disclosure:
   Interest paid                                            $  59,697         $10,258       $  60,955      $   9,000
   Income taxes paid                                        $  39,278                       $  38,135            470     $   673
   New capital lease obligations incurred                   $   1,417                       $   1,417


 The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                           -10-


                                                         Pennsylvania Electric Company and Subsidiary Companies      Exhibit F-2
                                                                       Consolidating Balance Sheet
                                                                            December 31, 1996
                                                                              (In Thousands)
                                                 Pennsylvania
                                               Electric Company                                                        Waverly
                                                and Subsidiary   Eliminations   Pennsylvania   Penelec    Nineveh  Electric Light
                                                   Companies          and         Electric    Preferred    Water     and Power
                                                 Consolidated     Adjustments      Company  Capital, Inc. Company     Company
 ASSETS
 Utility Plant:
    In service, at original cost                  $2,738,223                     $2,737,176                $1,032        $15
    Less, accumulated depreciation                 1,022,553                      1,022,314                   239
       Net utility plant in service                1,715,670                      1,714,862                   793         15
    Construction work in progress                     72,757                         72,757
    Other, net                                        22,910                         22,910
       Net utility plant                           1,811,337                      1,810,529                   793         15

 Other Property and Investments:
    Common stock of subsidiaries                        -          $ 15,589 (A)      15,589
    Nuclear decommissioning trusts                    54,194                         54,194
    Other, net                                         7,271                          7,271
       Total other property and investments           61,465         15,589          77,054                   -            -

 Current Assets:
    Cash and temporary cash investments                  -                             (794)   $      1       793
    Special deposits                                   2,348                          2,348
    Accounts receivable:
       Customers, net                                 73,190                         73,190
       Other                                          15,151         11,357 (B)      15,147      11,357         4
    Unbilled revenues                                 31,350                         31,350
    Materials and supplies, at average
    cost or less:
       Construction and maintenance                   49,007                         49,007
       Fuel                                            9,924                          9,924
    Prepayments                                       36,930                         36,930
       Total current assets                          217,900         11,357         217,102      11,358       797          -

 Deferred Debits and Other Assets:
    Regulatory assets:
      Three Mile Island Unit 2 deferred costs         85,287                         85,287
      Income taxes recoverable through
         future rates                                 210,023                        210,023
      Other                                            67,128                         67,128
       Total regulatory assets                        362,438                        362,438
    Deferred income taxes                             67,099                         67,099
    Other                                             14,826        108,247 (C)      14,826     108,247
       Total deferred debits and other assets        444,363        108,247         444,363     108,247       -            -

       Total Assets                               $2,535,065       $135,193      $2,549,048    $119,605    $1,590        $15


 The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                           -11-


                                                         Pennsylvania Electric Company and Subsidiary Companies      Exhibit F-2
                                                                       Consolidating Balance Sheet
                                                                            December 31, 1996
                                                                              (In Thousands)
                                               Pennsylvania
                                             Electric Company                                                        Waverly
                                              and Subsidiary  Eliminations   Pennsylvania     Penelec     Nineveh  Electric Light
                                                 Companies       and          Electric      Preferred     Water     and Power
                                               Consolidated   Adjustments      Company    Capital, Inc.  Company     Company
 LIABILITIES AND CAPITAL
 Capitalization:
    Common stock                                $  105,812    $     17 (A)   $  105,812     $      1      $    1       $15
    Capital surplus                                285,486      15,439 (A)      285,486       14,072       1,367
    Retained earnings                              363,702         179 (A)      363,702           36         143
       Total common stockholder's equity           755,000      15,635          755,000       14,109       1,511        15
    Cumulative preferred stock                      16,681                       16,681
    Company-obligated mandatorily redeemable
      preferred securities                         105,000                                   105,000
    Long-term debt                                 656,459     108,247 (C)      764,706
       Total capitalization                      1,533,140     123,882        1,536,387      119,109       1,511        15

 Current Liabilities:
    Securities due within one year                  26,010                       26,010
    Notes payable                                  107,680                      107,680
    Obligations under capital leases                15,881                       15,881
    Accounts payable                                73,856      11,357 (B)       85,213
    Taxes accrued                                   11,223                       10,718          496           9
    Interest accrued                                19,192                       19,192
    Other                                           17,224                       17,224
       Total current liabilities                   271,066      11,357          281,918          496           9         -

 Deferred Credits and Other Liabilities:
    Deferred income taxes                          473,268                      473,237                       31
    Unamortized investment tax credits              42,095                       42,056                       39
    Three Mile Island Unit 2 future costs          107,652                      107,652
    Nuclear fuel disposal fee                       14,406                       14,406
    Regulatory liabilities                          31,694                       31,694
    Other                                           61,744         (46)(A)       61,698
       Total deferred credits and
       other liabilities                           730,859         (46)         730,743         -             70         -

       Total Liabilities and Capital            $2,535,065    $135,193       $2,549,048     $119,605      $1,590       $15


 The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                           -12-



                                             Pennsylvania Electric Company and Subsidiary Companies              Exhibit F-2
                                                        Consolidating Statement of Income
                                                      For the Year Ended December 31, 1996
                                                                 (In Thousands)
                                             Pennsylvania
                                           Electric Company                                                          Waverly
                                            and Subsidiary   Eliminations   Pennsylvania     Penelec     Nineveh  Electric Light
                                               Companies          and         Electric      Preferred     Water     and Power
                                             Consolidated     Adjustments      Company    Capital, Inc.  Company     Company
 Operating Revenues                          $1,019,645                      $1,019,645                                $ -

 Equity in Earnings of Subsidiaries                -          $   813 (A)           813

 Operating Expenses:
    Fuel                                        176,158                         176,158
    Power purchased and interchanged:
      Affiliates                                  3,529                           3,529
      Other                                     206,403                         206,403
    Deferral of energy costs, net                   795                             795
    Other operation and maintenance             293,868                         293,868
    Depreciation and amortization                94,580                          94,568                   $ 12
    Taxes, other than income taxes               64,955                          64,947                      8
         Total operating expenses               840,288           -             840,268                     20

 Operating Income Before Income Taxes           179,357           813           180,190                    (20)
    Income taxes                                 45,648          (434)(B)        45,219                     (5)
 Operating Income                               133,709         1,247           134,971                    (15)

 Other Income and Deductions:
    Allowance for other funds used
       during construction                          173                             173
    Other income/(expense), net                    (825)       10,517 (C)          (774)     $10,428        38
    Income taxes                                     99          (434)(B)           115         (434)      (16)
         Total other income and deductions         (553)       10,083              (486)       9,994        22

 Income Before Interest Charges and
   Dividends on Preferred Securities            133,156        11,330           134,485        9,994         7

 Interest Charges and Dividends
   on Preferred Securities:
    Interest on long-term debt                   49,654                          49,654
    Other interest                                7,112        10,517 (C)        17,629
    Allowance for borrowed funds used
      during construction                        (2,607)                         (2,607)
    Dividends on company-obligated mandatorily
      redeemable preferred securities             9,188                                        9,188
         Total interest charges and dividends
           on preferred securities               63,347        10,517            64,676        9,188         -
 Net Income                                  $   69,809       $   813 (A)    $   69,809      $   806      $  7         $ -


 The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                           -13-



                                                 Pennsylvania Electric Company and Subsidiary Companies         Exhibit F-2
                                                     Consolidating Statement of Retained Earnings
                                                         For the Year Ended December 31, 1996
                                                                    (In Thousands)
                                                 Pennsylvania
                                               Electric Company                                                       Waverly
                                                and Subsidiary    Eliminations  Pennsylvania   Penelec    Nineveh  Electric Light
                                                  Companies           and         Electric    Preferred    Water     and Power
                                                Consolidated      Adjustments     Company   Capital, Inc. Company     Company

 Balance at beginning of year                      $ 327,814          $   827      $ 327,814    $  691       $136       $ -


    Net income                                        69,809              813         69,809       806          7


    Cash dividends declared on common stock          (40,000)          (1,461)       (40,000)   (1,461)


    Cash dividends on cumulative preferred stock      (1,503)                         (1,503)


    Net unrealized gain on investments                 2,014                           2,014


    Gain on preferred stock reacquisition              5,566                           5,566


    Other adjustments, net                                 2                               2


 Balance at end of year                            $ 363,702          $   179      $ 363,702    $   36       $143       $ -


 The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                           -14-

                                                        Pennsylvania Electric Company and Subsidiary Companies      Exhibit F-2
                                                                 Consolidating Statement of Cash Flows
                                                                 For the Year Ended December 31, 1996
                                                                            (In Thousands)
                                               Pennsylvania
                                             Electric Company                                                        Waverly
                                              and Subsidiary  Eliminations  Pennsylvania     Penelec     Nineveh  Electric Light
                                                 Companies         and        Electric      Preferred     Water     and Power
                                              Consolidated    Adjustments     Company    Capital, Inc.  Company     Company
Operating Activities:
  Net income                                    $  69,809        $ 813       $  69,809      $     806      $  7       $ -
  Adjustments to reconcile income to
      cash provided:
    Equity in earnings of subsidiaries               -            (813)           (813)
    Depreciation and amortization                  89,021                       89,009                       12
    Amortization of property under
      capital leases                                8,733                        8,733
    Voluntary enhanced retirement programs         33,626                       33,626
    Nuclear outage maintenance costs, net           3,099                        3,099
    Deferred inc. taxes and investment
      tax credits, net                             19,208                       19,202                        6
    Deferred energy costs, net                        731                          731
    Allowance for other funds used
      during construction                            (173)                        (173)
  Changes in working capital:
    Receivables                                     7,845                        7,198            644         3
    Materials and supplies                          5,591                        5,591
    Special deposits and prepayments              (26,232)                     (26,232)
    Payables and accrued liabilities              (57,735)                     (57,677)           (63)        5
    Due to/from affiliates                          4,580                        4,580
  Nonutility generation contract
      buyout costs                                (11,700)                     (11,700)
  Other, net                                       (7,746)                      (7,746)
          Net cash provided by
            operating activities                  138,657            -         137,237          1,387        33         -

Investing Activities:
  Cash construction expenditures                 (114,672)                    (114,672)
  Contributions to decommissioning trusts          (5,263)                      (5,263)
  Other, net                                         (684)                        (684)
          Net cash used for investing
            activities                           (120,619)           -        (120,619)          -           -          -

Financing Activities:
  Issuance of long-term debt                       39,513                       39,513
  Increase in notes payable, net                   80,580                       80,580
  Retirement of long-term debt                    (75,009)                     (75,009)
  Capital lease principal payments                 (8,418)                      (8,418)
  Redemption of preferred stock                   (14,527)                     (14,527)
  Dividends paid on preferred stock                (1,544)                      (1,544)
  Dividends paid on common stock                  (40,000)                     (40,000)
  Dividends paid on common stock - Internal           -                          1,461         (1,461)
          Net cash required by
            financing activities                  (19,405)           -         (17,944)        (1,461)       -          -


Net increase/(decrease) in cash and temporary
   cash investments from above activities          (1,367)                      (1,326)           (74)       33
Cash and temporary cash investments,
   beginning of year                                1,367                          532             75       760
Cash and temporary cash investments,
   end of year                                  $     -         $    -       $    (794)     $       1      $793       $ -

Supplemental Disclosure:
  Interest paid                                 $  63,162       $10,517      $  64,491      $   9,188
  Income taxes paid                             $  43,098                    $  42,597            497      $  4
  New capital lease obligations incurred        $     715                    $     715

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1996, are an integral part of the consolidating financial statements.

                                                                           -15-